UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2011

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

As previously announced, in October 2010, Ventas, Inc. (“Ventas”) signed a definitive agreement to acquire substantially all of the real estate assets of Atria Senior Living Group, Inc. (“Atria”) and certain of its affiliated entities (including One Lantern Senior Living Inc (“One Lantern”)), by way of merger, including 118 private pay seniors housing communities located in markets such as the New York metropolitan area, New England and California.  Completion of the Atria transaction is subject to certain conditions.  Ventas expects the Atria transaction to occur in the first half of 2011, although there can be no assurance as to whether or when the transaction will be completed.

Also as previously announced, in February 2011, Ventas signed a definitive agreement to acquire Nationwide Health Properties, Inc. (“NHP”) in a stock-for-stock transaction.  Completion of the NHP transaction is subject to, among other things, approval by Ventas stockholders and NHP stockholders.  Ventas expects the NHP transaction to occur in the third quarter of 2011, although there can be no assurance as to whether or when the transaction will be completed.

Additional Information about the Proposed NHP Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed NHP transaction, Ventas and NHP expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to Ventas’s proposed acquisition of NHP.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Ventas and NHP with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com, and copies of the documents filed by NHP with the SEC are available free of charge on NHP’s website at www.nhp-reit.com.

Ventas, NHP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ventas’s and NHP’s shareholders in respect of the proposed transaction.  Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement filed with the SEC on March 28, 2011.  Information regarding NHP’s directors and executive officers can be found in NHP’s definitive proxy statement filed with the SEC on March 25, 2010.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available.  These documents are available free of charge on the SEC’s website and from Ventas or NHP, as applicable, using the sources indicated above.

Item 9.01.       Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Atria as of and for the years ended December 31, 2010 and 2009 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2010 and 2009 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of NHP as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(a) by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Ventas as of and for the year ended December 31, 2010, giving effect to the Atria and NHP transactions, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (with respect to Atria).

23.2	Consent of Deloitte & Touche LLP (with respect to One Lantern).

23.3	Consent of Ernst & Young LLP (with respect to NHP).

99.1	Audited consolidated financial statements of Atria as of and for the years ended December 31, 2010 and 2009.

99.2	Audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2010 and 2009.

99.3	Audited consolidated financial statements of NHP as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010.

99.4	Unaudited pro forma condensed consolidated financial statements of Ventas as of and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: April 11, 2011	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief
Administrative Officer, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP (with respect to Atria).

23.2	Consent of Deloitte & Touche LLP (with respect to One Lantern).

23.3	Consent of Ernst & Young LLP (with respect to NHP).

99.1	Audited consolidated financial statements of Atria as of and for the years ended December 31, 2010 and 2009.

99.2	Audited consolidated financial statements of One Lantern as of and for the years ended December 31, 2010 and 2009.

99.3	Audited consolidated financial statements of NHP as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010.

99.4	Unaudited pro forma condensed consolidated financial statements of Ventas as of and for the year ended December 31, 2010.